UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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DXC Technology Company

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Your Vote Counts!
DXC TECHNOLOGY COMPANY 2022 Annual Meeting Vote by July 25, 2022 11:59 PM ET

DXC INVESTOR RELATIONS 20408 BASHAN DRIVE, SUITE 231 ASHBURN VA 20147

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 You invested in DXC TECHNOLOGY COMPANY and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on July 26, 2022.

 Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 12, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

    *Please check the meeting materials for any special requirements for meeting attendance.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	To elect ten nominees to the DXC Board of Directors

Nominees:

1a.	Mukesh Aghi	For

1b.	Amy E. Alving	For

1c.	David A. Barnes	For

1d.	Raul J. Fernandez	For

1e.	David L. Herzog	For

1f.	Dawn Rogers	For

1g.	Michael J. Salvino	For

1h.	Carrie W. Teffner	For

1i.	Akihiko Washington	For

1j.	Robert F. Woods	For

2.	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2023	For

3.	Approval, by advisory vote, of our named executive officer compensation	For

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